Exhibit 21.2
CORPORATE OFFICE PROPERTIES, L.P.
SUBSIDIARIES OF REGISTRANT

Alabama
COPT Bridge Street Office, LLC

Colorado
Colorado Land Acquisition, LLC
COPT Cresterra Master LLC
COPT Interquest, LLC
COPT Newport D, LLC
COPT Patriot Park at Galley, LLC
Patriot Park, LLC

Delaware
2100 L Holdings, LLC
Airport Square Holdings I, LLC
Airport Square Holdings VI and VII, LLC
Blue Bell Investment Company, LP
COPT Colgate General, LLC
COPT Concourse, LLC
COPT DC-6, LLC
COPT Gateway Commerce, LLC
COPT Maritime I & II, LLC
COPT Stevens Place, LLC
DC-11 DE, LLC
DC-12-14 DE, LLC
DC-8-9-10 DE, LLC
Delaware Airport III, LLC
Delaware Airport VIII, LLC
Delaware Airport IX, LLC
GI-COPT DC Partnership LLC
Great Mills I, L.L.C.
Great Mills II, L.L.C.
Great Mills III, L.L.C.
Great Mills IV, L.L.C.
Great Mills V, L.L.C.
LW Redstone Company, LLC
Powerloft Holdings, LLC
Redstone Gateway 1000, LLC
Redstone Gateway 1100, LLC
Redstone Gateway 1200, LLC
Redstone Gateway 2100, LLC
Redstone Gateway 4100, LLC
Redstone Gateway 6500, LLC

Redstone Gateway 7200, LLC
Stevens Investors, LLC
Stevens School Holdings, LLC

Maryland
100 Charm City, LLC
100 LS Borrower, LLC
131 Parkway, LLC
133 Parkway, LLC
134, LLC
135 Parkway, LLC
1362 Mellon, LLC
141 Parkway, LLC
1460 Dorsey Road, LLC
1550 Nursery LLC
250 Charm City, LLC
2500 Riva Trust
2691 Technology, LLC
2701 Technology, LLC
2711 Technology, LLC
2720 Technology, LLC
2730 Hercules, LLC
30 Charm City, LLC
30 LS Borrower, LLC
302 Sentinel, LLC
304 Sentinel, LLC
306 Sentinel, LLC
318 Sentinel, LLC
320 Sentinel, LLC
322 Sentinel, LLC
45310 Abell House, LLC
5825 URC Borrower, LLC
5850 URC Borrower, LLC
67 Financing, LLC
6700 Alexander Bell, LLC
6711 Gateway Funding, LLC
6711 Gateway, LLC
6721 CGD., LLC
6721 Gateway, LLC
6731 Gateway, LLC
6741 Gateway, LLC
6940 CGD, LLC
6950 CG, LLC
7000 CG, LLC
7000 Honeys, LLC
7005 Columbia Gateway, LLC

7015 Albert Einstein Drive, LLC
7130 Columbia Gateway, LLC
7150-70 Riverwood. LLC
7200 Riverwood, LLC
7205 Riverwood, LLC
7240 Parkway Drive Enterprises, LLC
7318 Parkway Drive Enterprises, LLC
7320 Parkway Drive Enterprises, LLC
7320 PD, LLC
7740 Milestone LLC
7760 Milestone LLC
7780 Milestone LLC
7874 Milestone LLC
7876 Milestone LLC
7878 Milestone Parkway, LLC
7880 Milestone Parkway, LLC
8027 Corporate Drive Business Trust
8621 RFD, LLC
8661 RFD, LLC
Airport Square II, LLC
Airport Square IV, LLC
Airport Square Partners, LLC
Airport Square Storms, LLC
Airport Square V, LLC
Airport Square XI, LLC
Airport Square XIII, LLC
Airport Square XXII, LLC
Airport Square, LLC
AP#5 Lot A, LLC
AP#5 Lot B, LLC
AP#5 Lot C, LLC
Arundel Preserve #5, LLC
ASI, LLC
Campbell Boulevard Trust
Campbell Corporate Center 1-2 Business Trust
Canton Crossing Retail, LLC
Clarks Hundred II, LLC
Clarks Hundred, LLC
Columbia Equity Finance, LLC
Columbia Gateway S-28, LLC
COMI Investments LLC
Commons Office 6-B, LLC
Commons Office Research, LLC
Concourse 1304, LLC
COPT Aberdeen, LLC
COPT Arundel Preserve, LLC

COPT AP 9, LLC
COPT Babcock Business Trust
COPT Baltimore County I, LLC
COPT Baltimore County II, LLC
COPT Brock Bridge, LLC
COPT CC 1600, LLC
COPT CC Bulkhead LLC
COPT CC D1 LLC
COPT CC Holding LLC
COPT CC Parking LLC
COPT CC Tower LLC
COPT CCW I LLC
COPT CCW II LLC
COPT CCW III LLC
COPT Chantilly I Manager, LLC
COPT Chantilly II Manager, LLC
COPT Data Management, LLC
COPT Development & Construction Services, LLC
COPT Frederick, LLC
COPT Gate 63, LLC
COPT Gate 6700-6708-6724, LLC
COPT General, LLC
COPT Harbour's Edge LLC
COPT Huntsville, LLC
COPT Northgate A, LLC
COPT Northgate B, LLC
COPT Northgate C, LLC
COPT Northgate D, LLC
COPT Northgate H, LLC
COPT Northgate I, LLC
COPT Powerhouse LLC
COPT Pres Investment, LLC
COPT Property Management Services, LLC
COPT Renovation, LLC
COPT Riverwood, LLC
COPT T-11, LLC
COPT Virtru, LLC
COPT-Kirk AP#5, LLC
Cornucopia Holdings II, LLC
Cornucopia Holdings, LLC
Corporate Center I Limited Partnership
Corporate Center I, LLC
Corporate Development Services, LLC
Corporate Gatespring II, LLC
Corporate Gatespring, LLC
Corporate Office Management, Inc.

Corporate Office Services, LLC
Corporate Paragon, LLC
Corporate Place B Equity Affiliates, LLC
Corporate Place I Business Trust
Corporate Place III Business Trust
Corporate Place IV Business Trust
Corporate Property, LLC
Enterprise Campus Developer, LLC
Fifth Exploration, L.L.C.
Fourth Exploration, L.L.C.
Gateway 44, LLC
Gateway 67, LLC
Gateway 70 Holdings, LLC
Gateway 70, LLC
Gateway Crossing 95, LLC
Honeyland 108, LLC
Huntsville Holdings, LLC
Jolly COPT I, LLC
Jolly COPT II, LLC
M Square 5801, LLC
M Square 5825, LLC
M Square 5850, LLC
M Square Associates, LLC
M Square NOAA, LLC
Maritime Holdings, LLC
McLean Ridge I Business Trust
McLean Ridge II Business Trust
McLean Ridge III Business Trust
McLean Ridge IV Business Trust
MOR Forbes, LLC
NBP 131, LLC
NBP 132, LLC
NBP 133 LLC
NBP 134, LLC
NBP 135, LLC
NBP 140, LLC
NBP 141, LLC
NBP 191, LLC
NBP 201 Holdings, LLC
NBP 201, LLC
NBP 211 Holdings, LLC
NBP 211, LLC
NBP 220 Holdings, LLC
NBP 220, LLC
NBP 221, LLC
NBP 300 Restaurant, LLC

NBP 300, LLC
NBP 302, LLC
NBP 304, LLC
NBP 306, LLC
NBP 308, LLC
NBP 310, LLC
NBP 312 LLC
NBP 314, LLC
NBP 316, LLC
NBP 318, LLC
NBP 320, LLC
NBP 322, LLC
NBP 324, LLC
NBP 410, LLC
NBP 420, LLC
NBP 430, LLC
NBP 520, LLC
NBP 540, LLC
NBP Huff & Puff, LLC
NBP Lot 3-A, LLC
NBP One, LLC
NBP Retail, LLC
Nottingham Commons I Holding Corp.
Nottingham Commons II Holding Corp.
Nottingham Ridge Holding Corporation
Nottingham Ridge II Business Trust
Nottingham Ridge III Business Trust
Nottingham Ridge No. 20 Business Trust
Nottingham Ridge No. 30 Business Trust
One Sellner Road LLC
Park Circle Equities, LLC
Pecan Court, L.L.C.
Philadelphia Road Business Trust
Red Cedar Building, LLC
RG 2100 Restaurant, LLC
RIVA Trustee, LLC
Riverwood Business Center Equity Affiliates, LLC
Third Exploration, L.L.C.
Tyler Ridge I Business Trust
Tyler Ridge I, LLC
Tyler Ridge II A Business Trust
Tyler Ridge II Business Trust
Tyler Ridge Limited Partnership
W&M Business Trust

Pennsylvania

Colgatedrive Associates, L.P.
COPT Pennlyn, L.P.

Texas
COPT 8000 Potranco, L.P.
COPT 8030 Potranco, L.P.
COPT 8100 Potranco, L.P.
COPT San Antonio General, LLC
COPT San Antonio, LP
COPT San Antonio II, L.P.
COPT SA Technology Center, L.P.
COPT Sentry Gateway 100 LP
COPT Westpointe 3A, L.P.
COPT Westpointe 4, L.P.

Virginia
COPT Connect LLC
COPT Dahlgren, LLC
COPT Dahlgren I, LLC
COPT Dahlgren II, LLC
COPT Dahlgren IV, LLC
COPT Dahlgren Land, LLC
COPT DC Innovation, LLC
COPT DC Partner, LLC
COPT DC-15, LLC
COPT DC-19, LLC
COPT Fairview, LLC
COPT Greens I, LLC
COPT Greens II, LLC
COPT Greens III, LLC
COPT McLearen, LLC
COPT Metro Place II, LLC
COPT Park Meadow, LLC
COPT Parkstone, LLC
COPT Richmond I, LLC
COPT Ridgeview I, LLC
COPT Ridgeview II & III, LLC
COPT Southwest VA, LLC
COPT Stonecroft, LLC
COPT Sunrise, LLC
COPT Waterview III, LLC
DC-11, LLC
DC-12-14, LLC
DC-8-9-10, LLC
Patriot Ridge I, LLC
Patriot Ridge II, LLC

Patriot Ridge 7770, LLC
Patriot Ridge Commons, LLC
Patriot Ridge Holdings, LLC
Towerview I, LLC
TRC Pinnacle Towers, L.L.C.